SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 26, 2003


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-14061

                        Kentucky                                 61-0712014
             (State or other jurisdiction of                 (I.R.S. Employer
             incorporation or organization)                 Identification No.)


                  15415 Shelbyville Road, Louisville, KY       40245
              ----------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                  Not applicable
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

               99 Earnings release dated September 26, 2003 for the quarter ended September 30, 2003

Item 12. Results of Operations and Financial Condition

On September 26, 2003, Steel Technologies Inc. issued a press release announcing results for the fourth quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
(Registrant)







  By      /s/ Joseph P. Bellino
          -----------------------------
          Joseph P. Bellino
          Chief Financial Officer
          (Principal Financial and Chief Accounting Officer)




Dated September 26, 2003

                                   EXHIBIT 99


NEWS RELEASE


Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110


      STEEL TECHNOLOGIES INC. SEES HIGHER-THAN-EXPECTED EARNINGS FOR FOURTH
                 QUARTER AND FULL YEAR ENDING SEPTEMBER 30, 2003


LOUISVILLE, Ky. (September 26, 2003) - Steel Technologies Inc. (NASDAQ/NM: STTX) today announced that it expects earnings for the fourth fiscal quarter and year ending September 30, 2003, to be higher than previous guidance. The Company has raised its expectations for the quarter to reflect the impact of improved margins and recent strength in its order book. As a result, the Company expects to report earnings for the quarter and fiscal year ended September 30, 2003, respectively, in the range of $0.17 to $0.18 per share on a fully diluted basis for the quarter, and $0.85 to $0.86 for its 2003 fiscal year. Steel Technologies plans to release final results for the fourth quarter and fiscal 2003 on October 27, 2003.

"For the quarter, we expect sales to reach approximately $124 million, despite an overall challenging economic environment," said Bradford T. Ray, Chairman and Chief Executive Officer. "Our volume shipped will be down about 2% from the June quarter; however, our sequential margins should show some improvement. In addition, our Mexican operations are experiencing a rebound in earnings despite Mexico's economic slowdown, and our Mi-Tech Steel joint venture operations will continue to contribute to our overall results."

Steel Technologies processes flat-rolled steel to specified thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, agricultural, recreational, office equipment and railcar industries among others. The Company operates 16 production facilities located throughout the United States and Mexico, including three at Mi-Tech Steel, Inc. For the fiscal year ended September 30, 2002, Steel Technologies reported sales of $475.4 million and net income of $15.8 million or $1.60 per diluted share. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.

                                     -END-